UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2012

THE ALLSTATE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11840	36-3871531
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

2775 Sanders Road, Northbrook, Illinois   60062

(Address of principal executive offices)    (Zip Code)

Registrant’s telephone number, including area code: (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]                              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]                              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]                              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]                              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01.  Regulation FD Disclosure.

On November 15, 2012, the Registrant issued a press release regarding its estimated catastrophe losses for October 2012. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference. The press release is furnished and not filed pursuant to Instruction B.2 of Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.                                                                                                                     Description

99                                                                                                                                                                                Registrant’s press release dated November 15, 2012. The press release is furnished and not filed, pursuant to Instruction B.2 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION

	By:	/s/ Jennifer M. Hager

		Name:	Jennifer M. Hager
		Title:	Vice President, Assistant General Counsel and Assistant Secretary

Date: November 15, 2012